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                                                                      EXHIBIT 23
                                                                     PAGE 1 OF 1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Thomas Group, Inc.
Irving, Texas

         We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-8/S-3 (Registration No. 33-71752) of our report dated March 10, 1998, relating to the consolidated financial statements of Thomas Group, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.





                                             BDO SEIDMAN, LLP



Dallas, Texas
April 14, 1998